UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2010

MOUNT KNOWLEDGE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52664	98-0534436

(State or other jurisdiction of incorporation or	(Commission File Number)	IRS Employer Identification No.)
organization)

39555 Orchard Hill Place, Suite 600 PMB 6096, Novi, Michigan, 48375
(Address of principal executive offices)

888-682-3038
(Registrant’s telephone number, including area code)

N/A
(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 28, 2010, our Board of Directors of Mount Knowledge Holdings, Inc, (the "Company’) approved the execution of an amended non-binding letter of intent (the "Letter of Intent"), attached hereto as Exhibit 10.1, with The Language Key Training Ltd, a British Virgin Islands Corporation ("The Language Key Training Ltd" or the "Sellers") to purchase from the Sellers on or before the closing date, to be mutually agreed to by the Company and Sellers (the "Closing Date"), shares of common stock in a newly formed corporation domiciled in Hong Kong, Language Key Asia ("Language Key Asia"), consisting of approximately ninety-five (95%) percent or more of the common and preferred stock ownership of Language Key Asia. This amended Letter of Intent, when executed by both parties, shall supersede any and all of the terms and conditions set forth in the previously executed Letter of Intent on or about May 6, 2010, as disclosed on our Current Report on Form 8-K filed May 7, 2010.

All of the terms and conditions of the proposed transaction shall be set forth in a definitive agreement (the "Definitive Agreement") to be executed on or before July 31, 2010, with a subsequent date of closing (the "Closing Date"), to be mutually agreed to by Sellers and Purchaser.

The purpose of Language Key Asia is to own and hold any and all of the issued and outstanding shares of common and preferred stock, including any warrants, options, and/or other securities of The Language Key China, Ltd, a Hong Kong Corporation ("LK Training Asia") and its wholly-owned subsidiary in China, The Language Key China Ltd., a China Corporation (the "China Subsidiary") and The Language Key Training, Ltd., a Hong Kong Corporation, currently an independent corporation owned by the Seller which is to be acquired as a wholly-owned subsidiary of the LK Training Asia in this proposed transaction (the "HK Subsidiary"), collectively referred to as (the "LK Entities"). The proposed transaction would make all the LK Entities our wholly-owned and operated subsidiaries.

The descriptions of the terms and conditions of the Letter of Intent set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text of such Letter of Intent attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description

10.1	Letter of Intent Dated June 28, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2010

MOUNT KNOWLEDGE HOLDINGS, INC.

By:	/s/ Daniel A. Carr
Daniel A. Carr
President, Chief Executive Officer,
Chief Financial Officer, Treasurer and Director